SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   November 17, 2010

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment on Form 8-K/A (“Amendment”) by Interface, Inc. (the “Company”) amends, by deleting in its entirety, the Current Report on Form 8-K originally filed by the Company on November 18, 2010.  This Amendment is filed to “furnish” certain information under Item 7.01 of Form 8-K that was inadvertently filed under Item 8.01.

ITEM 1.01                                ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 17, 2010, the Company executed and delivered the First Supplemental Indenture (the “2009 Supplemental Indenture”) among the Company, certain of its subsidiaries, and U.S. Bank National Association, as trustee under the indenture, dated as of June 5, 2009 (the “2009 Indenture”) governing the Company’s 11.375% Senior Secured Notes due 2013 (the “11.375% Notes”), which 2009 Supplemental Indenture amends the 2009 Indenture.  On the same date, the Company also executed and delivered the Second Supplemental Indenture (the “2004 Supplemental Indenture”; and together with the 2009 Supplemental Indenture, the “Supplemental Indentures”) among the Company, certain of its subsidiaries, and U.S. Bank National Association, as trustee under the indenture, dated as of February 4, 2004 (the “2004 Indenture”; and together with the 2009 Indenture, the “Indentures”) governing the Company’s 9.50% Senior Subordinated Notes due 2014 (the “9.50% Notes”; and together with the 11.375% Notes, the “Notes”), which 2004 Supplemental Indenture amends the 2004 Indenture.

The Supplemental Indentures were entered into following the Company’s receipt on November 17, 2010 of consents to certain proposed amendments to the Indentures from holders of more than a majority in aggregate principal amount outstanding of each series of the Notes.  As executed, the Supplemental Indentures eliminate substantially all of the restrictive covenants and certain events of default contained in the Indentures, but do not eliminate or change certain covenants governing the Company’s obligations to make and consummate offers to purchase Notes after the consummation of certain change in control or asset sale transactions.  The amendments being effected by the Supplemental Indentures will only become operative, however, on the date that the Notes validly tendered in connection with the consents are purchased by the Company pursuant to the Company’s tender offer for the Notes commenced on November 3, 2010.

The foregoing summary of the material terms of the Supplemental Indentures is qualified in its entirety by reference to the full text of the 2009 Supplemental Indenture and 2004 Supplemental Indenture, copies of which are attached to this report as Exhibit 4.1 and Exhibit 4.2, respectively.

On November 18, 2010, the Company entered into a Termination of Split-Dollar Agreement with Ray C. Anderson (the Company’s Chairman of the Board of Directors), Mary Anne Anderson Lanier, as Trustee (the “Anderson Trustee”) of The Ray Anderson 2010 Family Trust U/A dated November 3, 2010 (successor by merger to The Ray Christie Anderson Family Trust U/A dated May 29, 1998), and Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association), as Trustee (the “SCA Trustee”) under that certain Trust Agreement dated October 17, 2005 for Certain Interface, Inc. Salary Continuation Agreements.  Pursuant to the Termination of Split-Dollar Agreement, (1) the Split-Dollar Agreement dated as of September 11, 2006, as previously amended and partially assigned, among the parties has been terminated (and thus the Company will no longer be required to pay the premiums with respect to the relevant insurance policy), and (2) the SCA Trustee will sell and assign the relevant insurance policy to the Anderson Trustee for the sum of $1,887,731.

The foregoing summary of the Termination of Split-Dollar Agreement is qualified in its entirety by reference to the full text of the Termination of Split-Dollar Agreement, a copy of which is attached to this report as Exhibit 99.1.

ITEM 1.02                                TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On November 18, 2010, in connection with the Termination of Split-Dollar Agreement described above in Item 1.01, the same parties terminated the Split Dollar Agreement dated September 11, 2006.

ITEM 3.03                                MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The disclosure under Item 1.01 of this Report regarding the 2009 Supplemental Indenture and 2004 Supplemental Indenture is incorporated herein by reference in response to this Item 3.03.

ITEM 7.01                                REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.4 is a copy of written materials used by Messrs. Daniel T. Hendrix and Patrick C. Lynch, the Company’s Chief Executive Officer and Chief Financial Officer, respectively, in presentations to investors and potential investors.  Whether or not the information set forth therein is properly considered to be material, the Company has elected, in this instance, to make the information available generally to all persons who might consider it to be useful for their respective purposes.  The information includes certain non-GAAP measures.  Reconciliations of the respective non-GAAP measures to the most comparable GAAP measures are contained in the materials.

            The information set forth in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01                                OTHER EVENTS.

On November 18, 2010, the Company issued a press release announcing that, on November 17, 2010, it had received consents to certain proposed amendments to the Indentures from holders of more than a majority in aggregate principal amount outstanding of each series of the Notes and had executed the Supplemental Indentures.  A copy of the press release is attached hereto as Exhibit 99.2 to this Report and is incorporated herein by reference.

On November 18, 2010, the Company issued a press release announcing that it had commenced a private offering of $275,000,000 aggregate principal amount of Senior Notes due 2018.  A copy of the press release is attached hereto as Exhibit 99.3 to this Report and is incorporated herein by reference.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS.

 (d)  Exhibits.

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of November 17, 2010, to the 2009 Indenture dated as of June 5, 2009.
4.2	Second Supplemental Indenture, dated as of November 17, 2010, to the 2004 Indenture dated as of February 4, 2004.
99.1	Termination of Split-Dollar Agreement, dated as of November 18, 2010, by and among the Company, Ray C. Anderson, Mary Anne Anderson Lanier and Wells Fargo Bank, National Association.
99.2	Press Release of Interface, Inc., dated as of November 18, 2010, announcing receipt of requisite consents and execution of supplemental indentures.
99.3	Press Release of Interface, Inc., dated as of November 18, 2010, announcing commencement of private debt offering.
99.4	Investor Presentation dated November 2010.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch___________________ Patrick C. Lynch Senior Vice President
Date: November 19, 2010

EXHIBIT INDEX

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of November 17, 2010, to the 2009 Indenture dated as of June 5, 2009.
4.2	Second Supplemental Indenture, dated as of November 17, 2010, to the 2004 Indenture dated as of February 4, 2004.
99.1	Termination of Split-Dollar Agreement, dated as of November 18, 2010, by and among the Company, Ray C. Anderson, Mary Anne Anderson Lanier and Wells Fargo Bank, national Association.
99.2	Press Release of Interface, Inc., dated as of November 18, 2010, announcing receipt of requisite consents and execution of supplemental indentures.
99.3	Press Release of Interface, Inc., dated as of November 18, 2010, announcing commencement of private debt offering.
99.4	Investor Presentation dated November 2010.